UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2010

SPANISH BROADCASTING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida	33133
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 441-6901

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 18, 2010, Frank Flores resigned as the Chief Revenue Officer of Spanish Broadcasting System, Inc. (the “Company”) and as the General Manager of the Company’s New York radio market.

Effective March 19, 2010, Cynthia Hudson-Fernandez resigned as the Chief Creative Officer and Executive Vice President of MegaTV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC.

June 23, 2010

By: /s/ Joseph A. García
Joseph A. García
Chief Financial Officer, Chief Administrative Officer
Sr. Executive Vice President and Secretary

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